Contacts:
Media: Lauren Burk at 703.469.1004 or lburk@fbr.com
Investors: Paul Beattie at 703.312.9673 or pbeattie@fbr.com

FBR Group Reports Fourth Quarter and
Full Year 2007 Financial Results

ARLINGTON, VA, February 21, 2008 - Friedman, Billings, Ramsey Group, Inc. (FBR Group; NYSE: FBR) today reported a net after-tax loss of $270.4 million, or $1.77 per share (diluted), for the quarter ended December 31, 2007 compared to net after-tax earnings of $3.8 million, or $0.02 per share (diluted) in the fourth quarter of 2006. Of the quarterly loss, $108 million is the result of a non-cash write-down of goodwill. In addition, under Generally Accepted Accounting Principles (GAAP), upon the discharge of the First NLC Financial Services (FNLC) bankruptcy - expected to occur in the first six months of 2008 - the Company estimates $70 million of fourth quarter losses will be recovered. Net of these two non-cash items, the quarterly loss was $92.4 million.

For the year, FBR Group had a net after-tax loss of $660.3 million, or $3.95 per share (diluted), compared to a net after-tax loss of $67.3 million, or $0.39 per share (diluted), in 2006. Net of intangible asset write-downs of $173 million and the expected $70 million FNLC loss recovery, the loss for 2007 was $417.3 million. Inclusive of the expected FNLC loss recovery, tangible book value net of Accumulated Other Comprehensive Income (AOCI) as of December 31, 2007 was $3.10(1) per share.

Adjusted for GAAP recovery of $70 million associated with FNLC losses, FBR Group ended the quarter with $777 million of consolidated tangible capital, including $320 million of trust preferred securities. Of this tangible capital, $254 million was attributable to FBR Group’s 52% ownership interest in FBR Capital Markets. Of the remaining $523 million of tangible capital, FBR Group had approximately $370 million invested in cash and agency-backed securities.

Importantly, at December 31, 2007, FBR Group also had $372 million of net operating loss carry-forwards and $268 million of capital loss carry-forwards.

The principal economic components of the fourth quarter loss were:

▪
previously announced (Dec. 21, 2007) $40 million of write-downs and losses relating to the sale of approximately $200 million of non-securitized non-prime mortgage loans (net of reserves) originated by First NLC Financial Services,

▪	$15.8 million, representing FBR Group’s proportionate share of 52%-owned FBR Capital Markets Corporation’s (NASDAQ:FBCM) fourth quarter loss, and
▪	$16.2 million in valuation adjustments to securities in FBR Group’s merchant banking and non-prime securities portfolios.

“Whole loan mortgages and on-balance sheet residuals have been eliminated. Our remaining non-prime securities exposure is below $30 million - about 1.5% of total assets - and is self-liquidating,” said J. Rock Tonkel, Jr., President and Chief Operating Officer of FBR Group. “In the fourth quarter, we deployed cash into the company’s core business of investing in agency mortgage-backed securities (MBS). With current spreads exceeding 175 basis points on a substantially hedged basis for certain segments of the agency MBS market, we intend to continue to deploy cash and redeploy additional liquidity created from the disposition of our remaining non-agency assets into the core business.”

Mortgage Investment Portfolio

FBR Group's investments in mortgage-backed securities, primarily government agency securities, averaged $1.1 billion with a one-month CPR of 3.9, and an ending net premium of $1.0 million. The net yield on mortgage-backed securities for the fourth quarter was 5.83% with a corresponding cost of funds of 4.88%.

Merchant Banking

Excluding merchant banking investments of $58.3 million at FBR Capital Markets, the total value of the merchant banking investments held by FBR Group at the close of the fourth quarter was $53.0 million.

Looking Ahead

“With non-prime and credit exposure substantially eliminated, our balance sheet includes $523 million of long-term capital, approximately $370 million of which is in cash and highly liquid agency securities,” said Eric F. Billings, Chairman and Chief Executive Officer of FBR Group. “That foundation is permitting us to take advantage of a significantly steepening yield curve by deploying our capital in a conservative, substantially hedged agency strategy that, we believe, will provide very acceptable returns. In addition, we are examining strategies to maximize the economic benefit that can be derived from the $372 million of net operating loss carry-forwards and $268 million of capital loss carry-forwards. All of this repositions the company to focus once again on building the core agency business, growing capital, increasing earnings and delivering growth in shareholder value.”

FBR Capital Markets Corporation

FBR Capital Markets (NASDAQ: FBCM), a majority-owned subsidiary of FBR Group, yesterday reported a net after-tax loss of $27.8 million, or $0.43 per share (diluted), for the quarter ended December 31, 2007 compared to net after-tax income of $7.0 million, or $0.11 per share (diluted) in the fourth quarter of 2006.

For the year ending December 31, 2007, FBR Capital Markets had pre-tax earnings of $25.3 million, income tax expense of $20.1 million (including $8 million of non-cash items), resulting in after-tax earnings of $5.2 million or $0.08 per share (diluted), compared to a net after-tax loss of $9.8 million, or $0.18 per share (diluted), in 2006. Net revenues for the full year were $479.6 million compared to net revenues of $364.1 million in 2006.

At the close of the fourth quarter, FBR Capital Markets had $506.7 million in equity, $383.6 million of cash, no debt, and its book value was $7.91 per share compared to $8.25 per share at the end of the third quarter of 2007. Complete financial results and tables for FBR Capital Markets can be found at www.fbrcapitalmarkets.com.

The firm will host an earnings conference call this morning, Thursday, February 21, 2008 at 9:00 A.M. U.S. EST. Investors wishing to listen to the call may do so via the web at: http://phx.corporate-ir.net/phoenix.zhtml?c=71352&p=irol-irhome. Replays of the webcast will be available following the call.

Friedman, Billings, Ramsey Group, Inc. (FBR) invests in mortgage-related assets, merchant banking opportunities and is the majority owner of FBR Capital Market Corporation, a separate publicly traded company. FBR is headquartered in the Washington, D.C. metropolitan area. For more information, please visit www.fbr.com.

1Accumulated Other Comprehensive Income (AOCI) includes changes in the value of available-for-sale securities and cash flow hedges. FBR believes that such changes represent temporary market fluctuations, are not reflective of our market strategy, and, therefore, the exclusion of AOCI provides a reasonable basis for calculating returns. Tangible book value net of AOCI and excluding the $70 million FNLC loss recovery is $2.63.

Statements concerning future performance, developments, events, market forecasts, revenues, expenses, earnings, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, interest rates, costs of borrowing, interest spreads, mortgage pre-payment speeds, risks associated with merchant banking investments, the realization of gains and losses on principal investments, available technologies, competition for business and personnel, and general economic, political and market conditions. These and other risks are described in the Company's Annual Report and Form 10-K and quarterly reports on Form 10-Q that are available from the company and from the SEC.

Financial data follows.
# # #

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(Unaudited)
		Quarter Ended
		December 31,

	2007	%	2006	%
REVENUES:
Investment banking:
Capital raising	$25,648	-76.5%	$71,883	40.9%
Advisory	4,973	-14.8%	9,172	5.2%
Institutional brokerage:
Principal transactions	2,996	-8.9%	(8)	0.0%
Agency commissions	26,153	-78.0%	24,720	14.1%
Mortgage trading interest	-	0.0%	2,509	1.4%
Mortgage trading net investment loss	-	0.0%	(309)	-0.2%
Asset management:
Base management fees	5,542	-16.5%	5,051	2.9%
Incentive allocations and fees	99	-0.3%	403	0.2%
Principal investment:
Interest	51,057	-152.4%	181,491	103.3%
Net investment loss	(22,327)	66.6%	(8,826)	-5.0%
Dividends	805	-2.4%	2,043	1.2%
Mortgage banking:
Interest	4,059	-12.1%	21,806	12.4%
Net investment (loss) income	(83,174)	248.2%	27,555	15.7%
Other	3,242	-9.8%	3,162	1.7%
Total revenues	19,073	-56.9%	340,652	193.8%
Interest expense	52,583	-156.9%	164,891	93.8%
Revenues, net of interest expense	(33,510)	100.0%	175,761	100.0%

NON-INTEREST EXPENSES:
Compensation and benefits	69,533	-207.5%	84,431	48.0%
Professional services	15,598	-46.5%	18,224	10.4%
Business development	10,878	-32.5%	11,884	6.8%
Clearing and brokerage fees	2,797	-8.3%	3,505	2.0%
Occupancy and equipment	13,791	-41.2%	13,668	7.8%
Communications	6,899	-20.6%	6,307	3.6%
Other operating expenses	15,706	-46.9%	20,116	11.3%
Goodwill impairment	108,013	-322.3%	-	0.0%
Restructuring charges	21,466	-64.1%	-	0.0%
Total non-interest expenses	264,681	-789.9%	158,135	89.9%

Operating (loss) income	(298,191)	889.9%	17,626	10.1%

OTHER INCOME:
Gain on sale of subsidiary shares	4	0.0%	-	0.0%

Net (loss) income before income taxes and minority interest	(298,187)	889.8%	17,626	10.1%

Income tax (benefit) provision	(15,817)	47.2%	11,859	6.7%
Minority interest in (losses) earnings of consolidated subsidiary	(12,008)	35.8%	1,957	1.1%

Net (loss) income	$(270,362)	806.8%	$3,810	2.3%

Basic (loss) earnings per share	$(1.77)		$0.02
Diluted (loss) earnings per share	$(1.77)		$0.02

Weighted average shares - basic	152,375		172,531
Weighted average shares - diluted	152,375		172,600

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(Unaudited)
	Twelve Months Ended
		December 31,

	2007	%	2006	%
REVENUES:
Investment banking:
Capital raising	$282,619	267.9%	$190,187	50.0%
Advisory	34,063	32.3%	24,148	6.3%
Institutional brokerage:
Principal transactions	10,152	9.6%	5,814	1.5%
Agency commissions	104,792	99.3%	101,009	26.6%
Mortgage trading interest	-	0.0%	51,147	13.4%
Mortgage trading net investment loss	-	0.0%	(3,301)	-0.9%
Asset management:
Base management fees	23,549	22.3%	20,093	5.3%
Incentive allocations and fees	401	0.4%	1,327	0.3%
Principal investment:
Interest	501,130	475.0%	594,879	156.4%
Net investment loss	(221,956)	-210.4%	(184,552)	-48.5%
Dividends	3,173	3.0%	14,551	3.8%
Mortgage banking:
Interest	51,245	48.6%	88,662	23.3%
Net investment (loss) income	(222,032)	-210.4%	83,786	22.0%
Other	15,808	14.9%	20,154	5.4%
Total revenues	582,944	552.5%	1,007,904	264.9%
Interest expense	477,437	452.5%	611,800	160.8%
Provision for loan losses	-	0.0%	15,740	4.1%
Revenues, net of interest expense and provision for loan losses	105,507	100.0%	380,364	100.0%

NON-INTEREST EXPENSES:
Compensation and benefits	361,355	342.5%	309,065	81.3%
Professional services	55,741	52.8%	59,722	15.7%
Business development	43,518	41.2%	42,150	11.1%
Clearing and brokerage fees	12,514	11.9%	11,820	3.1%
Occupancy and equipment	52,302	49.6%	50,051	13.2%
Communications	28,690	27.2%	24,398	6.4%
Other operating expenses	82,246	78.0%	89,377	23.5%
Goodwill impairment	162,765	154.3%	-	0.0%
Restructuring charges	46,985	44.5%	-	0.0%
Total non-interest expenses	846,116	802.0%	586,583	154.3%

Operating loss	(740,609)	-702.0%	(206,219)	-54.2%

OTHER INCOME:
Gain on sale of subsidiary shares	104,062	98.6%	121,511	31.9%

Net loss before income taxes and
minority interest	(636,547)	-603.3%	(84,708)	-22.3%

Income tax provision (benefit)	22,932	21.7%	(14,682)	-3.9%
Minority interest in earnings (losses) of consolidated subsidiary	774	0.7%	(2,751)	-0.7%

Net loss	$(660,253)	-625.7%	$(67,275)	-17.7%

Basic loss per share	$(3.95)		$(0.39)
Diluted loss per share	$(3.95)		$(0.39)

Weighted average shares - basic	166,975		171,667
Weighted average shares - diluted	166,975		171,667

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
Financial & Statistical Supplement - Operating Results
(Dollars in thousands, except per share data)
(Unaudited)
	For the
	twelve months ended
	December 31, 2007	Q-4 07	Q-3 07	Q-2 07	Q-1 07
Revenues
Investment banking:
Capital raising	$282,619	$25,648	$49,692	$110,032	$97,247
Advisory	34,063	4,973	16,480	6,152	6,458
Institutional brokerage:
Principal transactions	10,152	2,996	968	4,152	2,036
Agency commissions	104,792	26,153	26,257	28,564	23,818
Asset management:
Base management fees	23,549	5,542	6,119	6,360	5,528
Incentive allocations and fees	401	99	82	116	104
Principal investment:
Interest	501,130	51,057	115,450	152,927	181,696
Net investment loss	(221,956)	(22,327)	(136,475)	(3,441)	(59,713)
Dividends	3,173	805	526	883	959
Mortgage banking:
Interest	51,245	4,059	7,194	13,462	26,530
Net investment loss	(222,032)	(83,174)	(27,968)	(4,031)	(106,859)
Other	15,808	3,242	3,990	4,482	4,094
Total revenues	582,944	19,073	62,315	319,658	181,898
Interest expense	477,437	52,583	112,072	143,231	169,551
Revenues, net of interest expense	105,507	(33,510)	(49,757)	176,427	12,347

Non-interest expenses
Compensation and benefits	361,355	69,533	80,955	106,885	103,982
Professional services	55,741	15,598	12,281	14,008	13,854
Business development	43,518	10,878	7,713	11,158	13,769
Clearing and brokerage fees	12,514	2,797	3,953	3,063	2,701
Occupancy and equipment	52,302	13,791	12,695	12,699	13,117
Communications	28,690	6,899	7,148	7,592	7,051
Other operating expenses	82,246	15,706	16,140	18,684	31,716
Impairment of goodwill	162,765	108,013	-	28,900	25,852
Restructuring charges	46,985	21,466	6,172	3,862	15,485
Total non-interest expenses	846,116	264,681	147,057	206,851	227,527

Operating loss	(740,609)	(298,191)	(196,814)	(30,424)	(215,180)

Other income (loss)
Gain (loss) on sale of subsidiary shares	104,062	4	(2,450)	105,677	831

(Loss) income before income taxes and minority interest	(636,547)	(298,187)	(199,264)	75,253	(214,349)

Income tax provision (benefit)	22,932	(15,817)	15,288	55,011	(31,550)
Minority interest in earnings (losses) of consolidated subsidiary	774	(12,008)	165	9,538	3,079

Net (loss) income	$(660,253)	$(270,362)	$(214,717)	$10,704	$(185,878)

ROE (annualized)	-84.4%	-138.2%	-91.9%	3.9%	-68.8%
ROE (annualized-excluding AOCI) (1)	-82.9%	-135.8%	-90.5%	3.9%	-68.2%

Total shareholders' equity	$393,691	$393,691	$698,214	$1,012,635	$989,213
Total shareholders' equity, net of AOCI (1)	$406,537	$406,537	$711,693	$1,000,071	$993,753

Basic (loss) earnings per share	$(3.95)	$(1.77)	$(1.28)	$0.06	$(1.08)
Diluted (loss) earnings per share	$(3.95)	$(1.77)	$(1.28)	$0.06	$(1.08)

Ending shares outstanding (in thousands)	150,674	150,674	158,671	173,756	172,846

Book value per share	$2.61	$2.61	$4.40	$5.83	$5.72
Book value per share, net of AOCI (1)	$2.70	$2.70	$4.49	$5.76	$5.75

Gross assets under management (in millions)
Managed accounts	$347.1	$347.1	$345.6	$291.3	$258.8
Hedge & offshore funds	52.1	52.1	61.7	61.7	67.1
Mutual funds	2,046.5	2,046.5	2,292.3	2,482.6	2,412.9
Private equity and venture capital funds	23.8	23.8	31.3	33.8	41.2
Total	$2,469.5	$2,469.5	$2,730.9	$2,869.4	$2,780.0

Net assets under management (in millions)
Managed accounts	$347.1	$347.1	$345.6	$291.3	$258.8
Hedge & offshore funds	50.7	50.7	58.1	58.1	62.5
Mutual funds	2,034.6	2,034.6	2,285.1	2,474.7	2,406.4
Private equity and venture capital funds	22.6	22.6	29.8	32.0	38.0
Total	$2,455.0	$2,455.0	$2,718.6	$2,856.1	$2,765.7

Employee count	1,025	1,025	1,290	2,151	2,592

(1) Accumulated Other Comprehensive Income (AOCI) includes changes in value of available-for-sale securities and cash flow hedges. We believe that such changes represent temporary market fluctuations, are not reflective of our market strategy, and therefore, exclusion of

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
Financial & Statistical Supplement - Operating Results
(Dollars in thousands, except per share data)
(Unaudited)
	For the
	year ended
	December 31, 2006	Q-4 06	Q-3 06	Q-2 06	Q-1 06
Revenues
Investment banking:
Capital raising	$190,187	$71,883	$6,852	$45,117	$66,335
Advisory	24,148	9,172	5,826	6,281	2,869
Institutional brokerage:
Principal transactions	5,814	(8)	(1,658)	1,760	5,720
Agency commissions	101,009	24,720	24,388	28,492	23,409
Mortgage trading interest	51,147	2,509	13,845	17,143	17,650
Mortgage trading net investment loss	(3,301)	(309)	(1,546)	(209)	(1,237)
Asset management:
Base management fees	20,093	5,051	4,880	5,065	5,097
Incentive allocations and fees	1,327	403	(31)	(53)	1,008
Principal investment:
Interest	594,879	181,491	150,649	113,613	149,126
Net investment (loss) income	(184,552)	(8,826)	(170,621)	(31,290)	26,185
Dividends	14,551	2,043	4,750	4,059	3,699
Mortgage banking:
Interest	88,662	21,806	22,476	21,267	23,113
Net investment income	83,786	27,555	16,092	29,401	10,738
Other	20,154	3,162	6,540	5,465	4,987
Total revenues	1,007,904	340,652	82,442	246,111	338,699
Interest expense	611,800	164,891	165,237	128,189	153,483
Provision for loan losses	15,740	-	-	7,348	8,392
Revenues, net of interest expense and provision for loan losses	380,364	175,761	(82,795)	110,574	176,824

Non-interest expenses
Compensation and benefits	309,065	84,431	69,405	71,732	83,497
Professional services	59,722	18,224	14,308	12,925	14,265
Business development	42,150	11,884	7,577	8,604	14,085
Clearing and brokerage fees	11,820	3,505	2,917	3,082	2,316
Occupancy and equipment	50,051	13,668	12,909	12,232	11,242
Communications	24,398	6,307	6,471	6,013	5,607
Other operating expenses	89,377	20,116	23,291	24,993	20,977
Total non-interest expenses	586,583	158,135	136,878	139,581	151,989

Operating (loss) income	(206,219)	17,626	(219,673)	(29,007)	24,835

Other income
Gain on sale of subsidiary shares	121,511	-	121,511	-	-

(Loss) income before income taxes and minority interest	(84,708)	17,626	(98,162)	(29,007)	24,835

Income tax (benefit) provision	(14,682)	11,859	(26,062)	1,240	(1,719)
Minority interest in (loss) earnings of consolidated subsidiary	(2,751)	1,957	(4,708)	-	-

Net (loss) income	$(67,275)	$3,810	$(67,392)	$(30,247)	$26,554

ROE (annualized)	-5.4%	1.3%	-22.1%	-9.4%	8.2%
ROE (annualized-excluding AOCI) (1)	-5.4%	1.3%	-22.2%	-9.5%	8.1%

Total shareholders' equity	$1,171,045	$1,171,045	$1,163,681	$1,270,361	$1,301,949
Total shareholders' equity, net of AOCI (1)	$1,186,181	$1,186,181	$1,181,372	$1,250,117	$1,306,450

Basic (loss) earnings per share	$(0.39)	$0.02	$(0.39)	$(0.18)	$0.16
Diluted (loss) earnings per share	$(0.39)	$0.02	$(0.39)	$(0.18)	$0.16

Ending shares outstanding (in thousands)	172,759	172,759	172,506	171,812	171,236

Book value per share	$6.78	$6.78	$6.75	$7.39	$7.60
Book value per share, net of AOCI (1)	$6.87	$6.87	$6.85	$7.28	$7.63

Gross assets under management (in millions)
Managed accounts	$259.9	$259.9	$376.6	$386.8	$383.9
Hedge & offshore funds	97.5	97.5	102.1	125.8	136.6
Mutual funds	1,961.9	1,961.9	1,825.1	1,750.6	1,849.5
Private equity and venture capital funds	42.2	42.2	48.5	48.2	50.5
Total	$2,361.5	$2,361.5	$2,352.3	$2,311.4	$2,420.5

Net assets under management (in millions)
Managed accounts	$259.9	$259.9	$376.6	$386.8	$380.9
Hedge & offshore funds	96.4	96.4	98.3	116.1	125.4
Mutual funds	1,954.7	1,954.7	1,817.8	1,742.6	1,843.4
Private equity and venture capital funds	40.5	40.5	46.9	46.7	49.1
Total	$2,351.5	$2,351.5	$2,339.6	$2,292.2	$2,398.8

Employee count	3,019	3,019	2,909	2,651	2,531

(1) Accumulated Other Comprehensive Income (AOCI) includes changes in value of available-for-sale securities and cash flow hedges. We believe that such changes represent temporary market fluctuations, are not reflective of our market strategy, and therefore, exclusion of AOCI provides a reasonable basis for calculating returns.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
CONSOLIDATED BALANCE SHEETS
(Dollars and shares in thousands, except per share amounts)
(Unaudited)

ASSETS	31-Dec-07	31-Dec-06

Cash and cash equivalents	$692,360	$189,956
Restricted cash	14,166	132
Receivables	75,357	217,249
Investments:
Mortgage-backed securities, at fair value	1,791,480	6,870,661
Loans held for sale, net	65,074	5,367,934
Long-term investments	169,274	185,492
Trading securities, at fair value	19,057	18,180
Due from clearing broker	-	28,999
Derivative assets, at fair value	3,514	36,875
Goodwill	-	162,765
Intangible assets, net	9,837	21,825
Furniture, equipment, software and leasehold improvements, net	30,451	44,111
Prepaid expenses and other assets	74,385	208,339
Total assets	$2,944,955	$13,352,518

LIABILITIES AND SHAREHOLDERS ’ EQUITY

Liabilities:
Trading account securities sold short but	$206	$202
not yet purchased, at fair value
Commercial paper	-	3,971,389
Repurchase agreements	1,744,377	3,059,330
Derivative liabilities, at fair value	3,558	44,582
Dividends payable	-	8,743
Interest payable	2,991	12,239
Accrued compensation and benefits	57,000	57,227
Due to clearing broker	7,059	-
Accounts payable, accrued expenses and other liabilities	105,456	81,819
Short-term loan financing	63,981	-
Securitization financing, net	-	4,486,046
Long-term debt	323,575	324,453
Total liabilities	2,308,203	12,046,030

Minority interest	243,061	135,443

Shareholders' equity:
Common stock, 151,887 and 174,712 shares	1,519	1,747
Additional paid-in capital	1,468,801	1,562,485
Accumulated other comprehensive loss, net of taxes	(12,846)	(15,136)
Accumulated deficit	(1,063,783)	(378,051)
Total shareholders' equity	393,691	1,171,045

Total liabilities and shareholders' equity	$2,944,955	$13,352,518